UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 22, 2008
MedQuist Inc.
(Exact Name of Issuer as Specified in Charter)

New Jersey (State or Other Jurisdiction of Incorporation or Organization)	0-19941 (Commission File Number)	22-2531298 (I.R.S. Employer Identification Number)

1000 Bishops Gate Blvd., Suite 300
Mt. Laurel, New Jersey	08054
(Address of Principal Executive Offices)	(Zip Code)
(856) 206-4000
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On May 22, 2008, MedQuist Inc. (the “Company”) issued a press release announcing that Koninklijke Philips Electronics N.V., the Company’s majority shareholder, announced that it had reached an agreement to sell its approximately 69.5% ownership interest in the Company to CBaySystems Holdings Ltd., a publicly traded holding company with investments in medical transcription, healthcare technology and healthcare financial services. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	The following exhibit relating to Item 8.01 is furnished with this report on Form 8-K:

99.1	Press Release of MedQuist Inc. dated May 22, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.
Date: May 22, 2008	By:	/s/ Mark R. Sullivan
		Name:	Mark R. Sullivan
		Title:	General Counsel, Chief Compliance Officer & Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Press Release of MedQuist Inc. dated May 22, 2008